Exhibit 99.1

Interpath LTD Loan Portfolio Diligence 10 Fleet Place London EC4M 7RB United Kingdom

Private & confidential

The Directors

London Cards Master Issuer plc

10th Floor, 5 Churchill Place

London, E14 5HU

New Wave Capital Limited

27 Old Gloucester Street

London, WC1N 3AX

SMBC Bank International plc

100 Liverpool Street

London, EC2M 2AT

Citigroup Global Markets Limited

Citigroup Centre

Canada Square, Canary Wharf

London, E14 5LB

BNP Paribas

16 boulevard des Italiens

75009 Paris, France

Société Générale

29 Boulevard Haussmann

75009 Paris, France

Lloyds Bank Corporate Markets plc

33 Old Broad Street

London, EC2N 1HZ

National Westminster Bank plc

250 Bishopsgate

London, EC2M 4AA

HSBC Bank plc

8 Canada Square

London, E14 5HQ

Interpath Ltd is a limited company registered in England and Wales (trading as “Interpath Advisory”). Interpath Ltd is authorised and regulated by the Financial Conduct Authority under FCA registration number 951782.

Registered in England and Wales No 13225134.
Registered office: 10 Fleet Place, London, EC4M 7RB.

Document Classification - Confidential

British Business Bank PLC

Steel City House

West Street

Sheffield S1 2GQ

British Business Financial Services Ltd (Acting for itself and as agent for and on behalf of the Secretary of State for Business and Trade)

Steel City House

West Street

Sheffield S1 2GQ

30 July 2026

Dear All

Series 4 of credit card receivables backed notes issue by London Cards Master Issuer plc

The terms of the engagement letter agreed between us and dated 27 July 2026 (the “Engagement Letter”) are deemed to have been incorporated in this final report (also referred to as the Deliverable) and governs the matters addressed by this report and its use, but certain terms of the Engagement Letter are amended by the terms of this report to the extent expressly set out herein.

We have performed certain agreed procedures in relation to the portfolio of credit card receivables proposed to be the subject of a securitisation (the “Securitisation”). Attached to this Deliverable are the Description of Services, attached as Appendix 1, our findings from the agreed procedures (the “Findings”), attached as Appendix 2, and details of the Findings, as Appendix 3.

This report is addressed to London Cards Master Issuer plc (the “Issuer”), New Wave Capital Limited (the “Transferor”) SMBC Bank International plc (the “Arranger”), and Citigroup Global Markets Limited, BNP Paribas, Société Générale and Lloyds Bank Corporate Markets plc (together with the Arranger, the “Joint Lead Managers”), HSBC Bank plc (“HSBC”), National Westminster Bank plc (“NatWest”), British Business Bank PLC (“BBB”) and British Business Financial Services Ltd (“BBFS”)

The procedures that we have performed are solely for the purpose of assisting you in determining the accuracy of data that you have prepared in connection with the Securitisation and so may not be suitable for any other purpose. We will not accept any responsibility to any other party to whom our Deliverable is shown or into whose hands it may come.

Document Classification - Confidential

Procedures

The procedures performed were not intended to satisfy any criteria for due diligence published by any nationally recognised statistical rating organisation (“NRSRO”).

We have been provided with a data file entitled “LDN 4 AUP Data Tape.xlsx” (the “Data Tape”) containing details relating to a portfolio of credit card receivables as at 30 June 2026 (the “Portfolio Date”) proposed to be the subject of a securitisation (the “Portfolio”). A sample of 458 items was drawn at random from the Portfolio (the “Sample”). The number of items in the Sample was determined on the basis described in the Description of Services.

The Transferor has subsequently provided to us source documentation relating to the credit card receivables in the Sample (the “Source Material”).

The procedures were performed on the Data Tape and the Source Material provided to us by the Transferor. The Source Material included those listed in the procedures set out in Appendix 1, which were provided by the Transferor.

We have also been provided with a data file entitled “Eligibility Testing.xlsx” (the “EC Data Tape”) containing the data to be tested for each of the items in the Portfolio as at the date of designation shown within the EC Data Tape (the “EC Portfolio Date”).

We have also been provided with a data file entitled “Double Pledging.xlsx” containing a list of items in the entire credit card receivables portfolio (the “Whole Portfolio Data Tape”) as at the Portfolio Date.

We have not verified or evaluated such Source Material and therefore we express no opinion or any other form of assurance regarding the reliability, accuracy or adequacy of the Source Material, or as to whether any of the Source Material omit any material facts. Furthermore, we express no opinion or any other form of assurance regarding the reliability, accuracy or adequacy of the disclosures in the Data Tape, or any legal matters relating to the Portfolio.

The procedures performed did not address, without limitation: (i) the conformity of the origination of the Portfolio to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of any collateral securing the Portfolio, (iii) the compliance of the originator of the Portfolio with applicable laws and regulations, or (iv) any other factor or characteristic of the Portfolio that would be material to the likelihood that the issuer or the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

The procedures performed may not address all of the items of interest to a user of the

Document Classification - Confidential

report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the addressees of this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representations regarding the appropriateness of the procedures described herein.

Findings

There were no findings from the agreed procedures and double pledging procedures set out in Appendix 1.

Based on the instructions provided to us and the assumptions set out in the Description of Services, the following statistical interpretation can be applied to the statistical summary of results set out in Appendix 2: on the basis of the number of differences between the Data Tape and the Source Material identified in the Sample (as reported on the ‘Finding’ line of Appendix 2) it can be calculated that there is a 99% level of confidence that not more than X% of the population contains such findings relating to the specified procedure, where X is the relevant percentage reported on the ‘Statistics’ lines of Appendix 2.

Details of the Findings from the Eligibility Criteria testing are set out in Appendix 3.

General

This report may only be relied upon in respect of the matters to which it refers and as of its date. In relying upon this report, you agree (save as otherwise expressly agreed in the Engagement Letter) that we have no responsibility to and we will not perform any work subsequent to the date of this report nor to consider, monitor, communicate or report any events or circumstances which may occur or may come to light subsequent to the date of this report. This report is issued for your benefit only and may not be used or relied upon by any third party without our express written consent.

This Deliverable is not issued in accordance with the professional standards of the American Institute of Certified Public Accountants or the US Public Company Accounting Oversight Board. We will provide separately an executed Form ABS Due Diligence-15E, Certification of Provider of Third-Party Due Diligence Services for Asset-Backed Securities (“Form ABS Due Diligence-15E”), using the form made available by the US Securities and Exchange Commission (“SEC”), to which this Deliverable will be appended. The executed Form ABS Due Diligence-15E will be provided, without in any way or on any basis affecting or adding to or extending our duties and responsibilities to you or giving

Document Classification - Confidential

rise to any duty or responsibility being accepted or assumed by or imposed on Interpath to any party except you, to facilitate your compliance with SEC Release No. 34-72936, Nationally Recognized Statistical Rating Organizations (the “SEC Release”), pursuant to which you are required to make publicly available the findings and conclusions of any third-party due diligence report obtained.

The requirement to make publicly available findings and conclusions includes disclosure of the criteria against which loans were evaluated, and how the evaluated loans compared to those criteria, along with the basis for including any loans not meeting those criteria. This is accomplished by including such information, which will include this Deliverable, in Form ABS-15G, Asset-Backed Securitizer Report Pursuant to Section 15G of the Securities Exchange Act of 1934 (“Form ABS 15G”), which is required to be furnished by the issuer or underwriter to the SEC through the Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) system.

The issuer, sponsor or underwriter of an asset–backed securitisation is required to maintain a website (the “Rule 17g-5 website”) pursuant to paragraph (a)(3) of Rule 17g-5 of the US Code of Federal Regulations (17 CFR 240.17g-5).  The SEC Release requires any NRSRO producing a credit rating to which “third party due diligence services” relate, to publish with its rating any executed Form ABS Due Diligence-15E containing information about the relevant security or money market instrument that the NRSRO receives or obtains through a Rule 17g-5 website. The agreed procedures performed by Interpath on which this Deliverable reports amount to “third party due diligence services” as defined in the SEC Release.

To facilitate a relevant NRSRO meeting this publication obligation, we are required to furnish any executed Form ABS Due Diligence-15E to any such NRSRO. As envisaged by the SEC Release, we will do so by providing the prescribed form to the issuer, sponsor, or underwriter of the securitisation that maintains the Rule 17g-5 website, or to any NRSRO that requests it. In addition, the SEC Release requires that an NRSRO producing a credit rating publicly disclose each prescribed form that was posted to the Rule 17g-5 website. Such information may therefore be posted on the website of any relevant NRSRO.

Any such publicity shall take place, without in any way or on any basis affecting or adding to or extending our duties and responsibilities to you or giving rise to any duty or responsibility being accepted or assumed by or imposed on Interpath to any party except you, to facilitate your compliance with the SEC Release. Accordingly, any party (including rating agencies and investors) obtaining access to this Deliverable as appended to the executed Form ABS Due Diligence-15E or separately is not authorised by Interpath to use or rely upon the Deliverable, any such use or reliance shall take place at the relevant party’s own risk and, to the fullest extent permitted by law, we will have no responsibility and will deny any liability to any such party.

Document Classification - Confidential

Yours sincerely,

Interpath Ltd

Attached:

Appendix 1  Description of Services

Appendix 2  Statistical Summary of Results

Appendix 3  Details of the Eligibility Criteria Findings

Document Classification - Confidential

Appendix 1

Description of Services

Sampling

Sampling is a process of selecting a subset of items from a population to test and draw conclusions about the entire population. Random selection is a technique used to ensure that the sample is representative of the population as a whole. This Sample will be randomly selected using the sample size calculated based on the total number of items in the Portfolio and the following inputs:

Expected deviation rate: 0%

Tolerable deviation rate: 1%

Confidence level: 99%

We make no representations regarding the use of, or assumptions underlying the sampling techniques.

Procedures

The procedures that the Transferor has instructed us, and that we have performed in relation to the data contained in the Data Tape are set out in the table below.

No.	Data Field	Source	Procedure
1	Region of Applicant	System	For each account check if the data point in the Data Field contained in the Data Tape agrees to the Source value
2	Account Number	System	For each account check if the data point in the Data Field contained in the Data Tape agrees to the Source value
3	Origination Date	System

For each account check if the data point in the Data Field contained in the Data Tape agrees to the Source value

For accounts originated prior to 1 March 2017, we will use the Approval Date on the system rather than the Origination Date

Document Classification - Confidential

No.	Data Field	Source	Procedure
4	Origination Date	Contract

For each account check if the data point in the Data Field contained in the Data Tape agrees to the Source value

For accounts originated prior to 1 March 2017, we will confirm that a welcome letter was issued on the Origination Date

5	Business Card APR	System	For each account check if the data point in the Data Field contained in the Data Tape agrees to the Source value
6	Business Cash APR	System	For each account check if the data point in the Data Field contained in the Data Tape agrees to the Source value
7	Card APR	System	For each account check if the data point in the Data Field contained in the Data Tape agrees to the Source value
8	Cash APR	System	For each account check if the data point in the Data Field contained in the Data Tape agrees to the Source value
9	Credit Limit	System	For each account check if the data point in the Data Field contained in the Data Tape agrees to the Source value
10	Card Balance	System	For each account check if the data point in the Data Field contained in the Data Tape agrees to the Source value as at the Portfolio Date
11	Cash Balance	System	For each account check if the data point in the Data Field contained in the Data Tape agrees to the Source value as at the Portfolio Date
12	Arrears	System	For each account check if the data point in the Data Field contained in the Data Tape agrees to the Source value as at the Portfolio Date

Document Classification - Confidential

No.	Data Field	Source	Procedure
13	Company Type	System	For each account check if the data point in the Data Field contained in the Data Tape agrees to the Source value
14	Credit Band	System	For each account check if the data point in the Data Field contained in the Data Tape agrees to the Source value
15	Industry Category	System	For each account check if the data point in the Data Field contained in the Data Tape agrees to the Source value

Reporting the findings

Where within the Data Tape a data point for a particular loan is missing, this is reported as ‘missing data’ or ‘MD’.

Where a source item has not been provided, or the data point is missing from the source item, this is reported as ‘missing source’, ‘missing from source’ or ‘MS’.

Where the Transferor has instructed us not to perform a procedure in relation to certain items within the Sample, this is reported as ‘not applicable’ or ‘N/A’.

Where a data point contained in the Data Tape for an individual loan does not match the Source Material, this is reported as a ‘finding’ or ‘F’.

Where a data point contained in the Data Tape for an individual loan matches the Source Material, this is reported as ‘no finding’ or ‘-’.

The ‘Statistics’ line in the Deliverable is a calculated extrapolation for each procedure, based on the total number of items in the Sample, after subtracting the number of items that could not be tested due to missing data or missing sources.

Where a procedure specifies agreement to specific documentation, the Source Material may contain written evidence of amendments or additions to an original document or documents, which will be deemed to supersede the original documentation.

Document Classification - Confidential

Eligibility Criteria

The Transferor will provide us with a data file (the “EC Data Tape”) containing the data to be tested for each of the items in the Portfolio as at a date determined by the Transferor (the “EC Portfolio Date”).

Solely using the information contained in the EC Data Tape, we will test whether each of the following eligibility criteria have been met:

1.	For each account the Obligor is a limited liability company or a limited liability partnership incorporated in England, Wales, Scotland or in Northern Ireland.
2.	Each account is payable in pounds sterling.
3.	No account is a regulated credit agreement pursuant to the CCA or FSMA.
4.	No account has been classified by the Transferor as counterfeit, cancelled or fraudulent, and is not an account in respect of which the relevant card has been stolen or lost
5.	No account is a Defaulted Account.

Double Pledging

The Transferor will provide us with system access containing the LocatorID and allocation for the entire credit card account portfolio (the “Whole Portfolio Data Tape”) as at the Portfolio Date

The procedures that the Transferor has instructed us, and that we have agreed, to perform in relation to the data contained in the Whole Portfolio Data Tape are set out below.

1.	We will check whether there are any duplications of LocatorIDs within the Whole Portfolio Data Tape.
2.	We will check whether there are any duplications of LocatorIDs across the sub-portfolios allocated to each funding vehicle.

Document Classification - Confidential

Appendix 2

Statistical Summary of Results

Appendix 2 - Statistical Summary of Results

Portfolio Information				Region of Applicant - System	Account Number - System	Origination Date - System	Origination Date - Contract	Business Card APR - System	Business Cash APR - System	Card APR - System	Cash APR - System	Credit Limit - System	Card Balance - System	Cash Balance - System	Arrears - System	Company Type - System	Credit Band - System	Industry Category - System
Portfolio Size	192,081
Sample Size	458
Cut-off Date	30-Jun-26
Confidence Level	99%
Precision Level	1%

Test Number				Test 1	Test 2	Test 3	Test 4	Test 5	Test 6	Test 7	Test 8	Test 9	Test 10	Test 11	Test 12	Test 13	Test 14	Test 15

Sample Size		6,870	100.0%	458	458	458	458	458	458	458	458	458	458	458	458	458	458	458
Missing Data	MD	0	0.0%	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Missing Source	MS	0	0.0%	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Tests Completed		6,870	100.0%	458	458	458	458	458	458	458	458	458	458	458	458	458	458	458
Not Applicable	N/A	0	0.0%	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Finding	F	0	0.0%	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
No Finding	-	6,870	100.0%	458	458	458	458	458	458	458	458	458	458	458	458	458	458	458
Statistics				1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%

Document Classification - Confidential

Appendix 3

Details of the Eligibility Criteria Findings

1.	For each account the Obligor is a limited liability company or a limited liability partnership incorporated in England, Wales, Scotland or in Northern Ireland.

The above criterion was met as at the EC Portfolio Date.

2.	Each account is payable in pounds sterling.

The above criterion was met as at the EC Portfolio Date.

3.	No account is a regulated credit agreement pursuant to the CCA or FSMA.

The above criterion was met as at the EC Portfolio Date.

4.	No account has been classified by the Transferor as counterfeit, cancelled or fraudulent, and is not an account in respect of which the relevant card has been stolen or lost

One account had been classified by the Transferor as fraudulent as the EC Portfolio Date and at the time of our testing.

Management Response:

“Incorrectly marked as Eligible in our system on the Eligibility Date and at the date of testing. We will mark it as ineligible and remove it from the Master Trust. Also worth noting the account has had a zero balance in the trust so no funding against this card has occurred historically inside the master trust.”

5.	No account is a Defaulted Account.

The above criterion was met as at the EC Portfolio Date.

Document Classification - Confidential